UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2013

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information contained in Item 7.01 is incorporated by reference into this Item 2.02.
Item 7.01.	Regulation FD Disclosure.
On March 27, 2013, The LGL Group, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the three months and the year ended December 31, 2012, other financial information, and the appointment of Donald Hunter to the Company's Board of Directors.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 28, 2013, at 10:00 a.m. Eastern Time, the Company will hold an investor conference call to discuss the Company's financial results for the three months and year ended December 31, 2012, and current business activities and strategy. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A playback of the full conference call and the materials presented will be made available at the Company's website at www.lglgroup.com.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibits hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.                          Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
99.1	Press Release dated March 27, 2013.
99.2	Investor Presentation dated March 28, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2013	THE LGL GROUP, INC.

	By:	/s/ James L. Williams
		Name:	James L. Williams
		Title:	Corporate Controller

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated March 27, 2013.
99.2	Investor Presentation dated March 28, 2013.